Convertible Loan Agreement

     This Convertible Loan Agreement (the "Agreement" or the "Convertible Loan Agreement") is entered into by and between The Yankee Companies, Inc., a Florida corporation ("Yankees") and AmeriNet Group.com, Inc., a Delaware corporation ("AmeriNet"; Yankees and AmeriNet being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

     WHEREAS, AmeriNet requires a short term loan of $200,000 for use as a deposit in conjunction with its execution of a letter of intent to acquire 98% or more of the capital stock and securities of Park City Group, Inc., a Delaware corporation headquartered in Park City, Utah; and

     WHEREAS, AmeriNet is willing to pledge all of its assets, wherever located or whenever acquired, and 20,000,000 shares of its common stock, $0.01 par value, as security for such financing (the "Collateral"); and

     WHEREAS, subject to the following terms and conditions, Yankees is willing to loan AmeriNet the sum of $200,000, in two installments of $100,000, upon the collateral security of the Collateral, subject to the terms and conditions set forth below:

     NOW, THEREFORE, in consideration of the sum of $10, other good and valuable consideration, the receipt of which is hereby acknowledged, and, upon the mutual covenants and conditions contained herein, the Parties hereby agree as follows:

                                   Witnesseth:

1.       DEFINITIONS & INTERPRETATION

(a)      Definitions:

     The following terms, whether or not initially capitalized, will have the meanings set forth below:

  (1)  Accredited Investor:

                    A  person  or  entity   that   meets  the  asset  or  income
                    requirements for treatment as an accredited investor specified in Rule 501 of Commission Regulation D promulgated under the Securities Act

  (2)  Affiliate:   An entity or person that  controls,  is  controlled by or is under common control with another person.

  (3)  AmeriNet:    The term for  AmeriNet  Group.com,  Inc.,  a  publicly  held
                    Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act, and a Party to this Agreement, together with all of its subsidiaries.

  (4)  AmeriNet Financial
           Statements:

                    Financial statements, including all related schedules and the Notes thereto, of AmeriNet included in AmeriNet's last report filed on Commission Form 10-KSB; the reports on Commission Form 10-QSB filed subsequent



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                    thereto  and  the  financial   statements  for  subsidiaries
                    subsequently   acquired  by  AmeriNet  included  in  current
                    reports on Commission  Form 8-K filed since the dates of the
                    Subsequent   Quarterly  Reports  (the  "Subsequent   Current
                    Reports"); all such financial statements being hereinafter collectively and generically referred to as the "AmeriNet Financial Statements,"

  (5)  Capital Stock:

                    The generic term used for equity securities, whether common, preferred or otherwise.

  (6)  Collateral:  All of  AmeriNet's  assets,  whenever  acquired  or wherever located, whether real or personal, tangible or intangible, current or inchoate, including, without limitation, 20,000,000 shares of its Common Stock, all capital stock of its subsidiaries, rights under agreements, notes, financial accounts, intellectual property rights, claims, if any, that may arise against PCG pertaining to violations of its obligations to AmeriNet, and, all other things of whatever nature which the Parties may define as Collateral subject to this Agreement in any future agreements.

  (7)  Commission:  The United States Securities and Exchange Commission.

  (8)  Code:        The Internal Revenue Code of 1986, as amended.

  (9)  Default:     The  occurrence  of any of the  following  events during the term of this Agreement or any extensions or renewals thereof:

       (A) The failure of AmeriNet to pay any amount when due hereunder for a period of 5 business days after written notice by Yankees to AmeriNet;

       (B) The failure by AmeriNet to perform any material agreement or material undertaking under this Agreement or any other material agreement or material document given to evidence or secure any of the Secured Obligations;

       (C) The material inaccuracy of any warranty, representation, covenant or agreement made by AmeriNet to Yankees under this Agreement relating to any related document or this Agreement, at the time when made;

       (D) AmeriNet's insolvency, termination of business as a going concern or inability to pay debts generally as they become due;

       (E) The filing of a petition or order for relief under the bankruptcy laws or insolvency laws or for reorganization, composition, adjustment, or other relief of debtors under any law by or against AmeriNet if such petition is not dismissed within 30 days;

       (F) The making of an assignment for the benefit of creditors by AmeriNet, or the appointment of a receiver or liquidator for AmeriNet;

       (G) The order by a court of competent jurisdiction winding up or liquidation of the affairs of AmeriNet;

       (H)     The dissolution of AmeriNet; or


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       (I)     The  initiation  of a claim by any  person,  juridical  entity or governmental instrumentality against AmeriNet or any part of the Collateral; or

       (J) Any event defined as a default under any of the agreements, Notes or instruments ancillary to this Agreement.

(10)   Exchange Act:

                    The Securities Exchange Act of 1934, as amended.

(11)   Exchange Act Reports:

                    All reports filed by AmeriNet with the Commission pursuant to Sections 12(g), 13 and 15(d) of the Exchange Act.

(12)   GAAP:     Generally accepted accounting principles, consistently applied.

(13)   Initial Funding
       Installment:

                    The sum of $100,000 payable to the order of PCG, in satisfaction of AmeriNet's deposit obligations under the Letter of Intent with PCG.

(14)   IRS:         The United States Internal Revenue Service.

(15)   Knowledge:   When used to qualify a representation or warranty,  the word
                    "knowledge"  or  any  derivations  or  variations   thereof,
                    whether in the form of a word or phrase, will mean knowledge after reasonable inquiry by an executive officer of the legal entity on whose behalf the assertion is made and will include information that such legal entity should have had in the exercise of reasonable diligence.

(16)   Letter of Intent:

                    The letter of intent between AmeriNet and PCG, a copy of which is annexed hereto and made a part hereof as exhibit 1(a)(16);

(17)   Loans:       The funds advanced by AmeriNet to Yankees from time to time, including all funds heretofore advanced by Yankees to AmeriNet, which are the objects of this Agreement.

(18)   Material:    When used to qualify a representation or warranty,  the word
                    "material" or any derivations or variations thereof, whether in the form of a word or phrase, will mean a variance that could have negatively affected a decision by a reasonably prudent person to engage in the transactions contemplated by this Agreement, and will be measured both on the occasion in which such term is referenced as well as on an aggregate basis with other similar matters.

(19)   NASD:        The National  Association  of  Securities  Dealers,  Inc., a
                    Delaware   corporation  and  self  regulatory   organization
                    registered with the Commission.

(20)   Note(s):     The  convertible   negotiable  securities  in  the  form  of
                    promissory notes issued to evince the Loans, substantially in the form annexed hereto and made a part hereof as exhibit
                    1(a)(20).

(21)   Obligations: Yankees  rights and  AmeriNet's  duties under this Agreement and the ancillary instruments referred to herein, including, without limitation, the Note(s) notes to be executed from time to time by AmeriNet in favor of

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                    Yankees,   as   described   in   this   Agreement   executed
                    concurrently herewith and incorporated by reference herein, together with all other indebtedness of AmeriNet or its affiliates to Yankees, direct or indirect, primary or secondary, fixed or contingent, or otherwise due or to become due now existing or hereinafter acquired.

(22)   OTC Bulletin Board:

                    The over the counter electronic securities market operated by the NASD.

(23)   PCG:         Park City Group, Inc., a Delaware corporation  headquartered in Park City, Utah.

(24)   Secured Obligations:

                    All indebtedness and other obligations of AmeriNet to Yankees under or arising out of this Agreement, including any currently outstanding or future loans, or any extensions or renewals thereof.

(25)   Securities Act:   The Securities Act of 1933, as amended.

(26)   Subsequent Current
        Reports: AmeriNet's reports on Commission Form 8-K filed after the Subsequent Quarterly Reports but prior to the date of this Agreement.

(27)   Subsequent Quarterly
         Reports:   AmeriNet's   reports  on  Commission  Form  10-QSB  for  the
                    quarterly periods following AmeriNet's last 10-KSB filed with the Commission.

(28)   Substantial Compliance:

                    Compliance which the Party for whose benefit or at whose request an act is performed, or for whose benefit or at whose request an act is refrained from could under the circumstances be reasonably expected to accept as full compliance.

(29)   Tax:         For  the   purposes   of  this   Agreement,   a  "Tax"   or,
                    collectively,  "Taxes,"  means any and all  federal,  state, local and foreign taxes,  assessments and other governmental charges,  duties,  impositions  and  liabilities,  including taxes  based upon or  measured  by gross  receipts,  income, profits,  sales,  use and  occupation,  and value added,  ad
                    valorem,   transfer,   franchise,    withholding,   payroll,
                    recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts.

(b)    Interpretation

       (1) When a reference is made in this Agreement to schedules or exhibits, such reference will be to a schedule or exhibit to this Agreement unless otherwise indicated.

       (2) The words "include," "includes" and "including" when used herein will be deemed in each case to be followed by the words "without limitation."

       (3) The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.


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       (4)     The captions in this Agreement are for  convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

       (5) All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

       (6) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

2.     LOANS.

     Subject to the terms of this Agreement, Yankees agrees to lend AmeriNet, on the terms hereof, the sum of $200,000 for a period ending on or before May 31, 2001 (the "Loan(s)"), as follows:

(a) The obligations of Yankees to loan funds to AmeriNet shall commence on the date hereof and expire on May 31, 2001, at which time all outstanding loans hereunder must be repaid, together with accrued interest; however, all outstanding obligations under this Agreement shall be accelerated in the event that AmeriNet or any corporate entity with which AmeriNet becomes subject to a reorganization under
          Section 368 of the Code, completes a public offering of its securities yielding at least $2,000,000 in net proceeds, or, terminates the Letter of Intent with PCG.

(b) Loans hereunder will be made in $100,000 increments, and each loan will be represented by its own separate negotiable Note and security agreement.

(c)   Each Note shall be:

         (1) For a term ending on May 31, 2001; shall bear interest at the annualized rate of 2% over the prime rate charged during the subject period by Chase Manhattan Bank, N.A. (New York City) to its most favored corporate borrowers for unsecured obligations having a term of one year or less; and shall be payable in one balloon installment, at maturity (May 31, 2001);

         (2) Secured by a security interest in all of AmeriNet's assets, including after acquired assets.

(d) AmeriNet shall be directly responsible for payment of all taxes, fees and recording costs associated with the Loans, the hereinafter described Notes, required stock transfers, UCC-1 financing statement, security agreements and collateral assignments.

(e) This Agreement is being executed simultaneously with a Security Agreement, a UCC Form One, and a Note the terms and conditions of which are all hereby incorporated by reference herein.

3.       TERM.

(a)       This Agreement shall commence on the date Yankees  provides funding on
          the  first  Loan  following  this  Agreement's   execution  and  shall
          terminate on the earlier of:

         (1) The date on which AmeriNet first fully and completely discharges all obligations to Yankees under this Agreement; or

         (2)   The termination of the PCG Letter of Intent.


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         (3)    The acquisition of PCG by AmeriNet; or

         (4)    May 31, 2001.

(b) Notwithstanding the foregoing, Yankees may terminate this Agreement and accelerate all of AmeriNet's obligations hereunder at any time that a Default hereunder by AmeriNet takes place.

4.       RIGHT OF FIRST REFUSAL

(a) Throughout the term of this Agreement and any renewals thereof, Yankees shall have a right of first refusal to provide any debt or debt-equity hybrid financing required by AmeriNet and its subsidiaries (the "Right of First Refusal").

(b) In the event that AmeriNet has a definite opportunity to obtain financing from some person or entity other than Yankees, it shall reduce such offer to written form specifying each and every applicable term and identifying the person or entity involved (the "Notice of Offer") and shall provide the Notice of Offer to Yankees in the manner generally hereinafter provided for submission of notices.

(c) Within ten business days following receipt of a Notice of Offer, Yankees shall, by written response to AmeriNet in the manner generally hereinafter provided for submission of notices either:

     (1)      Consent to the proposed funding;

     (2)      Request additional data which AmeriNet shall immediately provide;
              or

     (3) Agree to provide the funding on the terms contained in the Notice of Offer.

(d) In the event that Yankees demands additional data, the ten business day response period shall not commence until Yankees is provided with the required data.

(e) If Yankees has been provided with all required data but has not responded to the Notice of Offer within the ten business days response period, it shall be presumed that Yankees has consented to the funding; however, no consent to funding or presumed consent to funding shall result in the waiver of Yankees' Right of First Refusal to provide any future funding.

(f) In the event that the terms of the proposed funding vary in any material manner from the terms described in the Notice of Offer, then any consent or presumed consent shall be deemed void and AmeriNet will be required to notify Yankees of such change and resubmit the Notice of Offer to Yankees, on the revised basis.

5.       CONDITIONS PRECEDENT.

     The obligation of Yankees to make the Loan shall be subject to the following conditions:

(a) There shall have occurred no material adverse change in the business or the financial condition of AmeriNet since the date of the latest financial information filed by AmeriNet with the Commission, copies of which shall be contemporaneously furnished by AmeriNet to Yankees;

(b) All acts, conditions and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done or performed and to have happened precedent to the execution, delivery and performance of this Agreement and the related security agreements, collateral assignments and Notes shall have been done and performed to the satisfaction of Yankees and its legal counsel;


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(c)  All corporate,  and legal  proceedings and all documents and instruments in connection with the authorization of this Agreement and the related security agreements, collateral assignments and Notes and all related instruments and ancillary documentation thereto shall have been delivered to Yankees and its legal counsel and Yankees shall have received all information and copies of all other related documents and instruments, including records of corporate proceedings, which Yankees and its legal counsel may reasonably have requested in connection therewith, such documents and instruments, where appropriate, to be certified by proper corporate, or governmental authorities;

(d) Yankees shall have received the duly executed originals of this Agreement and the related security agreements, collateral assignments and Notes and all related ancillary documentation thereto and copies or originals of all other documents, agreements and instruments relating to any aspect of the transactions contemplated hereby, including evidence of insurance coverage required by Yankees; and

(e) Yankees shall have received, in form and substance satisfactory to Yankees and its legal counsel, such legal opinions, consents, and/or additional documents relating to any of the foregoing which it may reasonably require.

6.       MANDATORY PREPAYMENT IN THE EVENT OF LOSS;  LOAN REPAYMENT.

(a) AmeriNet shall keep all of the Collateral (as that term is defined hereinafter and from time to time in documents entered into by the Parties) fully insured under all risk insurance policies acceptable in form and substance to Yankees, such insurance to be in an amount adequate to fully replace all the Collateral in the event of its damage or loss.

(b) In the event that the Collateral shall be lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for normal use, or in the event of any condemnation, confiscation, seizure, or requisition of title to or use of the Collateral, AmeriNet agrees to make available any insurance proceeds for the exclusive purpose of replacing the Collateral.

(c) If, however, AmeriNet elects not to repair or replace the Collateral within 30 days of AmeriNet's receipt of the insurance proceeds, all insurance proceeds shall be applied to a then mandatory prepayment of the Secured Obligations (as such term is defined in Section 9 hereof) by paying in full an amount determined by:

     (1) Obtaining a fraction, the numerator of which will be the total number of payments remaining due on the Note unpaid after such prepayment is made (including the payment, if any, due on the date on which prepayment is made) multiplied by the actual dollar amount of each payment due and the denominator of which shall be the total number of payments required to be paid under the Note, multiplied by the actual dollar amount of each payment due under the Note;

     (2)  Multiplying the resultant fraction by 10%;

     (3) Multiplying the resulting percentage by the outstanding balance due on the Note on the date of such prepayment;

     (4) Adding the resulting dollar amount to the outstanding balance then due on the Note (such aggregate sum being the mandatory prepayment required to be paid hereunder).

(d) Notwithstanding the foregoing, Yankees shall be named as the primary beneficiary on all insurance policies carried by AmeriNet which directly, indirectly or incidentally cover the Collateral.


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7.       PLACE OF PAYMENTS.

         Payment of principal, interest and other sums due or to become due with respect to the Loan and all the Secured Obligations are to be made at the principal executive offices of Yankees, or such other place as Yankees shall designate to AmeriNet in writing, in lawful money of the United States of America in immediately available funds.

8.       LATE PAYMENTS & OTHER CHARGES.

(a) If any installment or other amount due with respect to the repayment of the Loan or any portion of the Secured Obligations is not paid when the same shall be due, AmeriNet will pay interest on any such overdue amount at the highest rate permitted by law until the date such amount is paid.

(b) AmeriNet shall pay or cause to be paid, in addition to all other amounts payable hereunder:

         (1) Premiums for insurance required to be obtained in connection with the Loan and the Collateral;

         (2) Fees paid for filing documents in public offices in connection with the Loan and the transactions contemplated hereby; and

         (3) Actual expenditures, including reasonable attorney's fees, for proceedings to collect the Secured Obligations or to enforce, preserve and protect the Collateral (as such term is defined herein) and the rights and interest of Yankees therein.

9.       ASSIGNMENT, GRANT OF SECURITY INTEREST.

     As collateral security for the payment of the Secured Obligations, AmeriNet, for the benefit and enforcement of its payment of the Secured Obligations, hereby sells, assigns, and transfers to Yankees, its successors and assigns, and grants to Yankees, a continuing first priority security interest in and to all of its present and future right, title and interest in and to all of its unissued and treasury securities, securities in other corporations (including subsidiaries), assets, receivables, chattel paper and all cash and non-cash proceeds (including proceeds of insurance), subject only to the prior liens reflected in exhibit 2.1(c)(2).

10.      RIGHTS AND POWERS WITH RESPECT TO THE COLLATERAL.

     AmeriNet hereby authorizes Yankees to do every act and thing in the name of AmeriNet or Yankees or otherwise which Yankees may deem advisable to enforce effectively its rights and interest in and to the Collateral and AmeriNet hereby irrevocably appoints Yankees, with full power of substitution and delegation, as its true and lawful attorney-in-fact, with full right to demand, enforce, collect, receive, receipt and give releases for any funds due or to become due under or arising out of or with respect to, any of the Collateral and to endorse all deeds, notes, receipts, checks, stock certificates and other instruments, and to do and take all such other actions relating to any of the Collateral, to file any claims or institute any proceedings with respect to any of the foregoing which Yankees deems necessary to advisable and to compromise any such demand, claim or action.

11.      ASSIGNMENTS, ENCUMBRANCES, TRANSFERS.

(a) AmeriNet will not, without the prior consent of Yankees, assign or transfer any of its rights or delegate any of its obligations with respect to this Agreement or sell, dispose or otherwise grant any interest in or to any of the Collateral, incur or suffer to exist any lien, charge, mortgage, security interest or encumbrances upon any of the Collateral, except the lien of Yankees created by this Agreement.

(b) In the event of any conveyance, foreclosure or other disposition of the Collateral without Yankees's consent, then the entire principal balance, together with all accrued interest shall be immediately due and payable.


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12.      ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES.

         AmeriNet acknowledges, represents and warrants that:

(a) As of the date of this Agreement, AmeriNet is not insolvent within the meaning of applicable state and federal laws dealing with debtors and creditors, including, without limitation, the Federal Bankruptcy Code;

(b) AmeriNet is a Delaware corporation duly organized and validly existing in good standing under the laws of the State of Delaware, all of its subsidiaries are duly organized, validly existing and in good standing under the laws of their respective states of organization, AmeriNet and all of its subsidiaries are qualified to engage in business in all jurisdictions where such qualification is required and AmeriNet has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby;

(c) This Agreement and the related security agreements, collateral assignments and Notes provided for herein have been duly authorized by all necessary corporate action and hereby and thereby constitute the legal, valid and binding obligations of AmeriNet enforceable in accordance with their respective terms;

(d) The making and performance by AmeriNet of this Agreement and the related security agreements, collateral assignments, Notes and any related documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to AmeriNet and do not conflict or are not inconsistent with, and will not result (with or without the giving of notice or both) in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Collateral pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease guarantee or other instrument to which AmeriNet is a party or by which AmeriNet or its assets may be bound or to which its properties may be subject;

(e) All sales, use, property or other taxes, licenses, tolls, inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition or ownership by AmeriNet of the Collateral will have been, or when due will be, paid in full or obtained;

(f) AmeriNet has good, valid and marketable title to the Collateral free and clear of all liens, claims and encumbrances, except as specifically disclosed in exhibit 2.1(c)(2), if any;

(g) Concurrently with or prior to the time the initial Loan is made, Yankees will have a perfected continuing first priority security interest in and to all the Collateral, except as specifically disclosed in exhibit 2.1(c)(2), if any; and

(h) AmeriNet has not entered into any understanding or agreement, (oral or in writing) relating to the transactions contemplated herein, or any other transactions contemplated or permitted by this Agreement, with any person or entity which understanding, agreement or other writing would, in the reasonable determination of Yankees, affect the Collateral in any manner whatsoever or any of the rights or interests of Yankees with respect thereto.

13.      DEFAULT;  REMEDIES.

(a) If a Default occurs under this Agreement, Yankees may accelerate the full amount of the then outstanding Secured Obligations (in which event such amount will become immediately due and payable by AmeriNet) without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and, if not paid in full within 10 business days thereafter, Yankees shall, at its election, become vested with the Collateral in fee simple absolute, without further action or legal recourse, this Section being deemed a full warranty bill of sale absolute with reference to the Collateral.

(c) In the event that for any reason Yankees is not in possession or control of any of the Collateral, or disclaims its right to assume ownership thereof because of public policies or otherwise, then, Yankees may pursue all of the rights and remedies with respect to the Collateral accruing to Yankees hereunder or by operation of law as a secured creditor under the Uniform Commercial Code or other applicable law and all such available rights and remedies, to the full extent permitted by the law, shall be cumulative and not exclusive.

14.      APPLICATION OF PROCEEDS.

         In the event that Yankees is unable or unwilling to take possession of all the Collateral in the event of a Default, then, upon enforcement of this Agreement, all funds received upon the foreclosure and liquidation of the Collateral shall be applied by Yankees in the following order:

(a) To the payment of all costs, expenses, liabilities and compensation of Yankees (including fees and expenses of its agents and legal counsel) incurred or accrued in connection with any action or proceeding brought by Yankees or in connection with the maintenance , sale or other disposition of the Collateral or any portion thereof;

(b)      To the payments of all interest then due and payable on the Loans;

(c)      To the payments of all principal then due and payable on the Loans;

(d)      To the payment of all other obligations to Yankees;

(e)      To the payment of all other Secured Obligations;

(f) To the payment of any surplus then remaining to AmeriNet or other person legally entitled thereto.

15.      RECEIPT OF FUNDS BY AMERINET.

     Notwithstanding the granting to Yankees of a first priority security interest in and to the Collateral, if, at any time while the Secured Obligations remain unsatisfied, AmeriNet shall receive any amount representing funds due, or proceeds of, any of the Collateral, such sums shall be held by AmeriNet in trust for Yankees and shall be immediately paid by AmeriNet to Yankees in the form so received, together with any necessary endorsement thereon.

16.      FURTHER ASSURANCES.

     AmeriNet agrees to execute and deliver to Yankees, or cause to be executed and delivered to Yankees, such further instruments and documents as may be reasonably requested by Yankees to carry out fully the intent and accomplish the purposes of this Agreement, and the transactions referred to herein and therein, and to protect and maintain the first priority security interest of Yankees in and to the Collateral or the immediate conveyance of the Collateral to Yankees in the event of a default hereunder.

17.      FINANCIALS.

     AmeriNet hereby represents, warrants, and covenants to Yankees that it will cause to be delivered to Yankees as soon as practicable, but in any event within 90 days after the end of each fiscal year, statements of earnings and retained earnings and changes in its financial position for such year, and its balance sheet at the end to such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual audit, all in reasonable detail and certified by, and accompanied by a report or opinion of, independent certified public accountants of recognized standing acceptable to Yankees, and
(b) within 45 days after the end of each fiscal quarter, its statements of earnings and retained earnings and changes in financial position for such fiscal quarter, and its balance sheet at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures of the previous quarterly audit, all in reasonable detail and prepared in accordance with generally accepted accounting principles, consistently applied, and certified by AmeriNet's Chief Financial Officer.

18.      DISPUTE RESOLUTION.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder will, to the extent legally permitted, be held in Marion County, Florida, and the prevailing Party will be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute will, at the request of any Party, be exclusively resolved through the following procedures:

         (1)     (A)       First, the issue will be submitted to mediation
                           before a mediation service in Marion County, Florida to be selected by lot from six alternatives to be provided, three by AmeriNet and three by Yankees.

                  (B) The mediation efforts will be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties will submit the dispute to binding arbitration before an arbitration service located in Marion County, Florida to be selected by lot, from six alternatives to be provided, three by AmeriNet and three by Yankees.

         (3)      (A)      Expenses of mediation will be borne equally by the
                           Parties, if successful.

                  (B) Expenses of mediation, if unsuccessful and of arbitration will be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (C) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration will be borne equally by the Parties involved.

(c)      Jurisdiction.

         (1) AmeriNet irrevocably consents to service of any summons and/or legal process by registered or certified United States air mail, postage prepaid, to AmeriNet at the address set forth in
                  Section 18(b) hereof, such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

         (2) Nothing in this Agreement shall affect the right to service of process in any other manner permitted by law or limit the right of Yankees to bring actions, suits or proceedings in the courts of any other jurisdiction.

         (3) AmeriNet further agrees that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of AmeriNet's liability.

18.      MISCELLANEOUS.

(a)      No Waiver; Cumulative Remedies.

         (1) No failure or delay on the part of Yankees in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (2) No right or remedy in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any given Yankees at law or in equity; and the exercise by Yankees of any one or more of such remedies shall not preclude the simultaneous or later exercise by Yankees of any or all such other remedies.

         (3) No express or implied waiver by Yankees of any future or subsequent Default.

         (4) To the extent permitted by law, AmeriNet waives any rights now or hereafter conferred by statute or otherwise which limit or modify any of Yankees's rights or remedies under this Agreement.

(b)      Notices.

         (1) All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made when deposited in the United States mail, first class postage prepaid, addressed to such party at such address as may be hereafter designated in writing by such party to the other party hereto.

         (2)      Notices will initially be addressed as follows:

                  (A)      To AmeriNet:

                            AmeriNet Group.com, Inc.
        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                            Boca Raton, Florida 33431
                     Attention: Edward C. Dmytryk, President
            Telephone (561) 998-3435, Fax (561) 998-4635; and, e-mail
                          Edmytryk@amerinetgroup.com.

                  (B)      To Yankees:

                           The Yankee Companies, Inc.
         Crystal Corporate Center; 2500 North Military Trail, Suite 225;
                            Boca Raton, Florida 33431
                   Attention: Leonard Miles Tucker, President
                  Telephone (561) 998-2025, Fax (561) 998-3425;
                     and, e-mail Lenny@yankeecompanies.com;


         (3) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

         (4)      (A)      The Parties acknowledge that Yankees serves as a
                           strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

                  (B) Because of the inherent conflict of interests involved, Yankees has advised AmeriNet to retain independent legal counsel to review this Agreement and its exhibits and incorporated materials on its behalf.

                  (C) The decision by any Party not to use the services of legal counsel in conjunction with this transaction will be solely at its own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Yankees' general counsel, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.

                  (D) This Agreement shall not be construed more strictly against Yankees nor will it be interpreted in any manner based on the fact that it was authored by Yankees.

(c) Payment of Expenses and Taxes; Performance by Yankees of AmeriNet's Obligations.

         (1) AmeriNet agrees, whether or not the transactions contemplated by this Agreement shall be consummated, to pay

                  (A) All costs and expenses of Yankees in connection with the negotiation, preparation, execution and delivery of this Agreement, and the other documents relating hereto;

                  (B) All fees and taxes in connection with the recording of this Agreement or any other document or instrument required hereby; and

                  (C) All costs and expenses of Yankees in connection with the enforcement of this Agreement including all legal fees and disbursements arising in connection therewith.

         (2) AmeriNet agrees to pay, and to indemnify and hold Yankees harmless from any delay in paying, all taxes, including without limitation, sales, use, stamp and personal property taxes (other than any corporate income, capital, franchise or similar taxes payable by Yankees with respect to the payments made to Yankees hereunder or thereunder) and all license, filing, and registration fees and assessments and other charges, if any, which may be payable in connection with the execution, delivery and performance of this Agreement, or any modification thereof.

         (3) If AmeriNet fails to perform or comply with any of its agreements contained herein and Yankees shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Yankees incurred in connection with such performance or compliance, together with interest thereon at the rate provided for in the Notes shall be payable by AmeriNet to Yankees on demand and until such payment shall constitute part of the Secured Obligations secured hereby.

(d)      Survival of Representations and Warranties.

         All representations and warranties made in this Agreement and any documents delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

(e)      Amendments.

         Neither this Agreement, nor any instruments related thereto, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Party against whom enforcement of a change, waiver, discharge or termination is sought.

(f)      Counterparts & Facsimile Execution.

         (1) This Agreement may be executed by the Parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (2) Execution by original signature on a document delivered to a Party through facsimile transmission shall be deemed full execution for all purposes by the Party executing and transmitting such document.

(g)      Headings.

         The headings of the Sections and Paragraphs are for convenience only, are not part of this Agreement and shall not be deemed to effect the meaning or construction of any of the provisions hereof.

(h)      Successors or Assigns.

         This Agreement shall be binding upon and inure to the benefit of AmeriNet and Yankees and their respective successors and assigns, except that AmeriNet may not assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of Yankees.

(i)      Governing Law

         This Agreement shall be governed by, and construed and interpreted in accordance with the laws of State of Delaware, other than its rules pertaining to conflicts of laws.

(j)      Severability & Reconstruction.

         (1) If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

         (2) In the event any provision in this Agreement or related instruments is found to be unenforceable, the Parties hereby request that the Court interpreting such provision restructure it in the manner consistent with applicable law most closely meeting the intent of the Parties, as reflected hereby.

(k)      Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

(j)      License.

         (1)      This Agreement is the property of Yankees.

         (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees's prior written permission is prohibited.

     In Witness Whereof, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the day last set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                       AmeriNet Group.com, Inc.
-------------------------------

_______________________________           By:      /s/ Edward C. Dmytryk
                                                   Edward C. Dmytryk, President
[Corporate Seal]
 Dated:  May 7, 2001
                                        Attest:  /s/ Vanessa H. Lindsey
                                                  Vanessa H. Lindsey, Secretary

STATE OF FLORIDA  }
COUNTY OF MARION  } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 7th day of May, 2001, Edward C. Dmytryk and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of AmeriNet Group.com, Inc., a Delaware corporation ("AmeriNet"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of AmeriNet, effective as of the date set forth therein. My commission expires:

         [NOTARIAL SEAL]
                                   /s/ Sally Ann Stroberg
                                           Notary Public

                                                     The Yankee Companies, Inc.
-------------------------------

_______________________________               By: /s/ Leonard M. Tucker
                                              Leonard Miles Tucker, President
[Corporate Seal]

Dated:  May 7, 2001
                                       Attest:  /s/ Vanessa H. Lindsey
                                               Vanessa H. Lindsey, Secretary
STATE OF FLORIDA  }
COUNTY OF MARION  } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 7th day of May, 2001, Leonard Miles Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of The Yankee Companies, Inc., a Florida corporation ("Yankees"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires:

         [NOTARIAL SEAL]
                                          /s/ Charles J. Scimeca
                                                  Notary Public

Security Agreement

     THIS SECURITY AGREEMENT (the "Agreement") is entered into by and between The Yankee Companies, Inc., a Florida corporation ("Yankees") and AmeriNet Group.com, Inc., a Delaware corporation ("AmeriNet"; Yankees and AmeriNet being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                   Witnesseth

     In consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration given by Yankees to AmeriNet, and for other value received by AmeriNet; the Parties, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS:

     The definitions and rules of constructions contained in Section 1 of the Convertible Loan Agreement executed by the Parties concurrently herewith (the "Convertible Loan Agreement") are hereby incorporated by reference.

2.        ASSIGNMENT OF COLLATERAL:

(a) As security for the payment of the Obligations and all Loans and advances heretofore made, made concurrently with the execution of the Convertible Loan Agreement or made in the future made by Yankees to AmeriNet and for all AmeriNet's liabilities to Yankees, including any extensions, renewals or changes in form of any thereof, AmeriNet hereby assigns to Yankees and grants to Yankees a security interest under the Uniform Commercial Code in the Collateral.

(b) The Collateral shall be deemed to have been constructively delivered by AmeriNet to Yankees immediately following execution of this Agreement and shall be deemed to remain in the possession of AmeriNet, as trustee for Yankees, for so long as any obligations of AmeriNet to Yankees remain unfulfilled; provided, however, that, if AmeriNet defaults in its obligations to Yankees, then at Yankees sole option and without any required further action or legal process by Yankees, all of the Collateral shall become the sole and exclusive property of Yankees, this Section being deemed a full warranty bill of sale, deed and securities power separate from certificate for all of the Collateral.

3.       RESTRAINT:

     So long as any Liability to Yankees is outstanding, AmeriNet will not without prior written consent of Yankees borrow from anyone on the security of, or pledge, or grant any security interest in, any Collateral, or permit any lien or encumbrance to attach to any of the foregoing, or any levy to be made thereon, or any financing statement to be on file with respect thereto.

4.       OFFICE:

(a) AmeriNet represents that its principal place of business is at Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431.

(b) AmeriNet will immediately advise Yankees in writing of the opening of any new place of business or the closing of its existing places of business, and of any changes in the location of the place where any new Collateral not in the possession of Yankees is kept or where AmeriNet's records concerning the Collateral are kept.

5.       DOCUMENTS:

         AmeriNet will promptly:

(a) Join with Yankees in executing a financing statement and pay the cost of filing the same in any public office deemed advisable by Yankees;

(b) Execute and deliver to Yankees upon demand such additional assurances and instruments as may be required by Yankees to maintain the security of Yankees in good standing and effectuate the intent of this Agreement, including additional security agreements on a Loan by Loan basis; and

(c) In the event of Default either of the terms hereof, or as enumerated in the Convertible Loan Agreement or in the Notes, execute all such documents and do all such acts necessary to have the Collateral transferred into the name of Yankees as Yankees shall request.

6.       INDEMNIFICATION:

     AmeriNet hereby indemnifies and holds harmless Yankees for all loss, cost, expense or damage resulting from AmeriNet's Default under this Agreement.

7.       INSURANCE:

(a) AmeriNet shall keep all Collateral insured under policies of all-risk insurance (which shall include, but not be limited to, fire, extended coverage and vandalism) placed with companies and agents approved by Yankees and such insurance shall be carried in amounts which Yankees may deem sufficient for its complete protection, but in no event less than the greater of (i) the aggregate principal sum of the Liabilities or (ii) the aggregate replacement value of the Collateral.

(b)      (1)      The premiums for all such insurance shall be paid by AmeriNet not later than fifteen (15) days before the same are due.

         (2) The original certificates of such policy or policies shall be delivered to and held by Yankees and shall be made payable to Yankees In the event any sum of money becomes payable under such policy or policies, Yankees shall have the option to receive and apply the same on account of the indebtedness hereby secured against payments of principal in the inverse order of their maturity, or to permit AmeriNet to receive and use it, or any part thereof, for other purposes, without thereby waiving or impairing any equity, lien or right under and by virtue of this Agreement.

         (3) The placing of such insurance and the paying of the premium of such insurance, or any part thereof, by Yankees shall not be deemed to waive or affect any right of Yankees hereunder.

(c) (1) If Yankees acquires title to the Collateral, any unearned premiums on any hazard insurance covering the Collateral and held by Yankees are hereby assigned to and shall belong to Yankees.

         (2) If at any time during the term of this Agreement any insurance policies shall be canceled and returned premiums become available (excluding return of premium in whole on or before such time as a new fully paid insurance policy is issued in accordance with the terms of this Agreement), these returned premiums shall belong to Yankees and, at the option of Yankees, may be credited by Yankees against the Liabilities secured hereunder.

(d) Any rights of Yankees to any insurance proceeds shall in no way be affected or impaired by reason of the fact that Yankees may have exercised any remedy available to Yankees In the event any losses shall be payable on any insurance policies covering the Collateral, AmeriNet and all successors in title and all persons now or hereafter holding inferior liens on such damaged and/or destroyed property hereby appoint Yankees agent and attorney-in-fact to endorse such proceeds, checks(s) or drafts(s) for the purpose, at the option of Yankees, of applying them against the Liabilities.

8.       COVENANTS:

         AmeriNet covenants and agrees that it shall:

(a) (1) Receive as the sole property of Yankees and hold as trustee for Yankees all funds, checks, notes, drafts, and other property ("Items of Payment") representing the proceeds of any Collateral in which Yankees has a security interest, which come into the possession of AmeriNet;

         (2) Deposit all such items of payment immediately in the exact form received in a special account of AmeriNet in a federally insured, state or federal savings and loan association or commercial bank ("Bank") entitled "Cash Collateral Account;" and

         (3) Execute such documents and do such acts as Yankees may require to insure that Yankees shall have a perfected security interest in such Cash Collateral Account to additionally secure all AmeriNet's Liabilities; provided, however, that AmeriNet shall have the right to use all or a portion of the Cash Collateral Account to purchase new Collateral of like kind and quality free and clear of all liens;

(b) Furnish a landlord's waiver of lien where AmeriNet is a tenant in possession of leased premises, in form acceptable to Yankees wherein landlord waives its lien for rent and all claims and demands of every kind against AmeriNet's Collateral and authorizes Yankees to enter upon the leased premises for the purpose of enabling Yankees to take possession of AmeriNet's Collateral, pursuant to the terms of this Agreement;

(c)      (1)   Make  all  payments  of  taxes,  including  but  not  limited  to assessments, levies, liabilities, obligations and encumbrances of every nature upon the Collateral before same become delinquent;

         (2) AmeriNet shall deliver to Yankees receipts evidencing the payment of said taxes, assessments, levies, liabilities, obligations, and encumbrances immediately on the payment thereof as required in this Section.

         (3) In default thereof, Yankees may at any time pay the same without waiving or affecting any rights hereunder and every payment so made shall bear interest from the date hereof at the highest rate permitted by law;

(d) Pay on demand any cost, charge and expense, including reasonable attorneys' fees through all trial and appellate levels, incurred or paid at any time by Yankees arising out of the failure of AmeriNet to perform timely and comply with and abide by any of the stipulations, agreements, conditions and covenants of the Agreement and every such payment after the same becomes due shall bear interest from date at the highest rate permitted by law;

(e) Keep adequate records and books of account on accordance with generally accepted accounting principles with respect to AmeriNet's business and will permit Yankees, its agents, accountants and attorneys to visit and inspect the Collateral and examine its records and books of account and to discuss its affairs, finances and accounts with Yankees, at such reasonable times during normal business hours, as may be requested by Yankees upon twenty-four (24) hours notice;

(f)      Keep the Collateral in good repair and operating order.

9.       NO EXEMPTION:

         AmeriNet hereby declares that the Collateral forms no part of any property owned, used or claimed by AmeriNet as exempted from forced sale under the laws of any state and disclaims, waives and renounces all and every claim to exemption under any homestead exemption.

10.      CONVEYANCE:

(a) The sale, lease, transfer or other conveyance of the Collateral or any part thereof to another party or parties without the prior written consent of Yankees, shall at Yankees's option, constitute a default under this Agreement. No Collateral shall be removed, demolished or substantially altered, nor shall any Collateral be removed without the prior written consent of Yankees.

(b) In the event that AmeriNet is in possession of any of the Collateral, for whatever purpose or reason, upon the failure of AmeriNet to keep such Collateral in good condition or repair, Yankees may at its option, make such repairs, and any such sums expended by Yankees shall be immediately due and payable and shall bear interest from the date thereof at the highest rate permitted by law.

11.      ENCUMBRANCES:

         The encumbrance of the Collateral in any manner, including, without limitation, the obtaining by AmeriNet or its successors or assigns of any additional financing secured by any part of the Collateral, without the prior written consent of Yankees (which consent shall be either granted or withheld in Yankees's sole and unfettered discretion) shall constitute a Default under this Agreement.

12.      LAWFUL PURPOSE:

         To the extent that it is in possession of any of the Collateral, AmeriNet shall not use the Collateral or allow the same to be used for any unlawful purpose or in violation of any law, ordinance or regulation now or hereafter covering or affecting the use thereof.

13.      DEFAULT:

         The default provisions of the Convertible Loan Agreement, the Notes and of the other agreements pertaining to this transaction executed concurrently herewith or hereafter pursuant to the terms of the Convertible Loan Agreement are hereby, herein incorporated by reference.

14.      OTHER ACTIONS:

(a) In the event AmeriNet fails to pay any charges or obligations required to be paid or perform any acts required to be performed by AmeriNet hereunder within the time set forth for such payment or performance, Yankees shall have the right to pay such charge or obligation and perform such act without waiving or affecting the option of Yankees to consider this Agreement in Default.

(b) All funds advanced by Yankees pursuant to this Section shall be deemed additional funds owed by AmeriNet to Yankees, shall be payable with interest from the date of advance thereof at the highest rate permitted by law, upon demand of Yankees thereof and shall be secured by the lien of this Agreement.

(c) If any action or proceeding shall be commenced by any person to which action or proceeding Yankees is made a party, or in which it shall become necessary to defend or uphold the lien of this Agreement, all sums paid by Yankees for the expenses of any such litigation (including reasonable attorney's fees through all trial and appellate levels) shall be paid by AmeriNet to Yankees together with interest thereon at the highest rate permitted by law.

15.      COSTS:

         AmeriNet shall pay to Yankees all lawful charges and disbursements, including attorneys' fees through all negotiations, administrative, trial and appellate levels incurred by Yankees in connection with the protecting or enforcing the rights of Yankees hereunder and all such sums shall be secured by the lien of this Agreement.

16.      WAIVER:

(a) AmeriNet waives notice of non-payment and protest of all commercial paper, including, but not limited to the liabilities at any time held by Yankees on which AmeriNet is in any way liable.

(b)      (1)      No waiver by Yankees of any default shall operate as a waiver of any other default or of the same default on a future occasion.

         (2) No delay or omission on the part of Yankees in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Yankees of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

         (3)      Time is of the essence of this Agreement.

         (4) The provisions of this Agreement are cumulative and in addition to the provisions of any remedy under any Note or other writing evidencing any liability secured hereby.

(c) AmeriNet releases Yankees from all claims for loss or damage caused by any failure to protect the Collateral or by any act or omission on the part of Yankees, its officers, agents and employees, except willful misconduct.

17.      MISCELLANEOUS:

         The miscellaneous provisions of the Convertible Loan Agreement are hereby incorporated by reference.

     In Witness Whereof, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the day last set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                      AmeriNet Group.com, Inc.
-------------------------------

_______________________________           By:      /s/ Edward C. Dmytryk
                                                   Edward C. Dmytryk, President
[Corporate Seal]
Dated:  May 7, 2001
                                      Attest:  /s/ Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary

STATE OF FLORIDA    }
COUNTY OF MARION    } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 7th day of May, 2001, Edward C. Dmytryk and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of AmeriNet Group.com, Inc., a Delaware corporation ("AmeriNet"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires:

         [NOTARIAL SEAL]
                                          /s/ Sally Ann Stroberg
                                                     Notary Public

                                                   The Yankee Companies, Inc.
-------------------------------

_______________________________           By:      _____________________________
                                                Leonard Miles Tucker, President
[Corporate Seal]
 Dated:  May 7, 2001
                                        Attest:  _______________________________
                                                  Vanessa H. Lindsey, Secretary
STATE OF FLORIDA    }
COUNTY OF MARION    } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 7th day of May, 2001, Leonard Miles Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of The Yankee Companies, Inc., a Florida corporation ("Yankees"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires:

         [NOTARIAL SEAL]
                                                /s/ Charles J. Scimceca
                                                         Notary Public

Full Recourse Secured Promissory Note

$ 75,000                                           May 7, 2001

     FOR VALUE RECEIVED, AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act and with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431 ("AmeriNet") hereby agrees to pay to the order of Michelle Tucker, a Florida resident, with offices at The Crystal Corporate Center; 2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 ("Mrs. Tucker"), the principal sum of $75,000, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Chase Manhattan Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.       INCORPORATED TERMS

(a) The terms and provisions of the Convertible Loan Agreement entered into between AmeriNet and Yankees on May 7, 2001, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Convertible Loan Agreement"), are hereby incorporated by reference herein as if here fully set forth.

(b) Any provisions in this Note dealing with a subject or object also dealt with in the Convertible Loan Agreement shall, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.       PAYMENTS & COLLATERAL

(a) This Note shall be payable in one balloon installment of principal and interest on or before May 31, 2001.

(b) All payments are to be made at the offices of Mrs. Tucker or at such other address as Mrs. Tucker shall designate for such purposes.

(c) This Promissory Note is secured by all of the Assets of AmeriNet, whether currently owned or hereafter acquired.

3.       ACCELERATION

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Convertible Loan Agreement, the entire remaining unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.       PREPAYMENTS

     AmeriNet may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to related reimbursable costs and expenses, then to interest, and then to principal; and, provided further, that in the event of a partial prepayment of principal, the monthly payments shall be re-amortized, at AmeriNet's sole cost and expense, over the remaining term of this Note.

5.       ASSUMPTION

(a) This Note may be assigned at will by Yankees but shall be assumable only with the express, prior written consent of Mrs. Tucker.

(b) In the event of any permitted assumption, all prior obligors will remain liable to Mrs. Tucker as guarantors of the permitted assignee's performance but Mrs. Tucker shall have the right to enforce such guarantees directly against them without first having to seek performance, payment or relief from the permitted assignee.

6.       DEMANDS & NOTICES

(a) Any demand or notice made or given by Mrs. Tucker pursuant hereto or in connection herewith, shall be made on or given to AmeriNet and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to AmeriNet's address hereinbefore provided or such updated address as Mrs. Tucker shall have in its records, in each case with copies to Office of the General Counsel, The Yankee Companies, Inc., 1941 Southeast 51st Terrace; Ocala, Florida 34471, attorney for Mrs. Tucker, and to any legal counsel designated by AmeriNet; but making or giving or attempting to make or give any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

(b) Notice shall be effective when delivered by Mrs. Tucker to United States Post Office personnel, whether or not such personnel actually succeed in effecting delivery on AmeriNet or its successors in interest.

7.       EXPENSES

     AmeriNet hereby agrees to pay all expenses, including the attorney's fees, which the holder may incur upon default or at maturity.

8.       COVENANTS

     AmeriNet and any guarantor, surety or endorser, and all others who are, to whom may become, liable for the payment hereof:

(a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that they become due without notice, consent or consideration to any of the foregoing; and

(b) Expressly agree to the additional release by Yankees of any party or person primarily liable herein or any portion of the Collateral.

9.       ENFORCEMENT

     No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

10.      SPECIAL WAIVERS

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non-payment of this Note.

11.      TIMELINESS

         Time shall be of the essence.

12.      LICENSE

(a)  This  form  of  Note  is  the  property  of  The  Yankee  Companies,   Inc.
     ("Yankees").

(b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees's prior written permission is prohibited.


     In Witness Whereof, AmeriNet has caused this Note to be executed on its behalf by their duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                   AmeriNet Group.com, Inc.
-------------------------------

_______________________________           By:      /s/ Edward C. Dmytryk
                                                 Edward C. Dmytryk, President
Dated:   May 7, 2001
[Corporate Seal]
                                       Attest:  Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary
STATE OF FLORIDA    }
COUNTY OF MARION    } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 7th day of May, 2001, Edward C. Dmytryk and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of AmeriNet Group.com, Inc., a Delaware corporation ("AmeriNet"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of AmeriNet, effective as of the date set forth therein. My commission expires:

         [NOTARIAL SEAL]
                                /s/ Sally Ann Stroberg
                                      Notary Public

Full Recourse Secured Promissory Note

$ 25,000                                           May 7, 2001

     FOR VALUE RECEIVED, AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act and with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431 ("AmeriNet") hereby agrees to pay to the order of The Calvo Family Spendthrift Trust, a Florida trust, with offices at 1941 Southeast 51st Terace; Ocala, Florida 34471 ("Calvo Family"), the principal sum of $25,000, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Chase Manhattan Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.       INCORPORATED TERMS

(a) The terms and provisions of the Convertible Loan Agreement entered into between AmeriNet and Yankees on May 7, 2001, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Convertible Loan Agreement"), are hereby incorporated by reference herein as if here fully set forth.

(b) Any provisions in this Note dealing with a subject or object also dealt with in the Convertible Loan Agreement shall, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.       PAYMENTS & COLLATERAL

(a) This Note shall be payable in one balloon installment of principal and interest on or before May 31, 2001.

(b) All payments are to be made at the offices of Calvo Family or at such other address as Yankees shall designate for such purposes.

(c) This Promissory Note is secured by all of the Assets of AmeriNet, whether currently owned or hereafter acquired.

3.       ACCELERATION

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Convertible Loan Agreement, the entire remaining unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.       PREPAYMENTS

     AmeriNet may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to related reimbursable costs and expenses, then to interest, and then to principal; and, provided further, that in the event of a partial prepayment of principal, the monthly payments shall be re-amortized, at AmeriNet's sole cost and expense, over the remaining term of this Note.

5.       ASSUMPTION

(a) This Note may be assigned at will by Calvo Family but shall be assumable only with the express, prior written consent of Yankees.

(b)  In the event of any permitted  assumption,  all prior  obligors will remain liable to Calvo Family as guarantors of the permitted assignee's performance but Calvo Family shall have the right to enforce such guarantees directly against them without first having to seek performance, payment or relief from the permitted assignee.

6.       DEMANDS & NOTICES

(a) Any demand or notice made or given by Calvo Family pursuant hereto or in connection herewith, shall be made on or given to AmeriNet and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to AmeriNet's address hereinbefore provided or such updated address as Calvo Family shall have in its records, in each case with copies to Office of the General Counsel, The Yankee Companies, Inc., 1941 Southeast 51st Terrace; Ocala, Florida 34471, attorney for Calvo family, and to any legal counsel designated by AmeriNet; but making or giving or attempting to make or give any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

(b) Notice shall be effective when delivered by Calvo Family to United States Post Office personnel, whether or not such personnel actually succeed in effecting delivery on AmeriNet or its successors in interest.

7.       EXPENSES

     AmeriNet hereby agrees to pay all expenses, including the attorney's fees, which the holder may incur upon default or at maturity.

8.       COVENANTS

     AmeriNet and any guarantor, surety or endorser, and all others who are, to whom may become, liable for the payment hereof:

(a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that they become due without notice, consent or consideration to any of the foregoing; and

(b) Expressly agree to the additional release by Calvo Family of any party or person primarily liable herein or any portion of the Collateral.

9.       ENFORCEMENT

     No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

10.      SPECIAL WAIVERS

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non-payment of this Note.

11.      TIMELINESS

         Time shall be of the essence.

12.      LICENSE

(a)  This  form  of  Note  is  the  property  of  The  Yankee  Companies,   Inc.
     ("Yankees").

(b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees's prior written permission is prohibited.


     In Witness Whereof, AmeriNet has caused this Note to be executed on its behalf by their duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                   AmeriNet Group.com, Inc.
-------------------------------

_______________________________           By:      /s/ Edward C. Dmytryk
                                                 Edward C. Dmytryk, President
Dated:   May 7, 2001
[Corporate Seal]
                                       Attest:  Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary
STATE OF FLORIDA    }
COUNTY OF MARION    } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 7th day of May, 2001, Edward C. Dmytryk and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of AmeriNet Group.com, Inc., a Delaware corporation ("AmeriNet"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of AmeriNet, effective as of the date set forth therein. My commission expires:

         [NOTARIAL SEAL]
                                /s/ Sally Ann Stroberg
                                      Notary Public